UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2014

POLYMER GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Commission File Number: 001-14330

Delaware	57-1003983
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

9335 Harris Corners Parkway, Suite 300

Charlotte, North Carolina 28269

(Address of principal executive offices, including zip code)

(704) 697-5100

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets

On June 11, 2014, Polymer Group, Inc. (the “Company”) filed with the Securities and Exchange Commission a Current Report on Form 8-K (the “Initial 8-K”) to report that the acquisition of 71.25% of the outstanding capital stock of Companhia Providência Indústria e Comércio, a Brazilian corporation (sociedade anônima) (“Providência”) by PGI Polímeros do Brasil, a Brazilian corporation (sociedade anônima) and a wholly-owned subsidiary of the Company, was completed. This Form 8-K/A amends the Initial 8-K to include the pro forma financial information required by Item 9.01 of Form 8-K. The information previously reported in the Initial 8-K is hereby incorporated by reference into this Form 8-K/A.

Item 9.01	Financial Statements and Exhibits

(b)	Pro forma financial information.

The pro forma financial information required by this Item with respect to the transaction described in Item 2.01 is attached hereto as Exhibit 99.4 and incorporated by reference.

(d)	Exhibits.

See the Exhibit Index immediately following the signature page hereto, which is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLYMER GROUP, INC.

Date: June 27, 2014	By:	/s/ Dennis E. Norman
	Name:	Dennis E. Norman
	Title:	Executive Vice President, Chief Financial Officer and Treasurer

Index to Exhibits

Exhibit Number	Description

99.1	Audited Historical Financial Information of Providência as of and for the years ended December 31, 2013 and 2012 (incorporated by reference to Exhibit 99.1 to the Current Report on Form 8-K, dated May 28, 2014).

99.2	Unaudited Historical Financial Information of Providência as of and for the fiscal quarters ended March 31, 2014 and 2013 (incorporated by reference to Exhibit 99.2 to the Current Report on Form 8-K, dated May 28, 2014).

99.3	Press release, dated June 11, 2014 (incorporated by reference to Exhibit 99.3 to Polymer Group, Inc.’s Form 8-K filed on June 11, 2013).

99.4*	Unaudited Pro Forma Condensed Combined Financial Information.

*	Filed herewith